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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (date of earliest event reported): August 21, 1996
                                                     -----------------

                         MID-PENINSULA BANCORP
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


   California                  2-99922                  94-2952485
- ----------------             ------------           ------------------
(State or other              (Commission              (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)



420 Cowper Street, Palo Alto, California            94301
- ----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code: (415) 323-5150
                                                    ----------------

                                NONE
                         -----------------
   (Former name or former address, if changed since last report.)


The Exhibit Index is on Page 4.               Page 1 of 61 Pages

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Item 5.   OTHER EVENTS.

      The Registrant and Cupertino National Bancorp,
Cupertino, California, have entered into a Second Amended and Restated Agreement and Plan of Reorganization and Merger dated August 20, 1996, which amends the Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996, in order to make certain technical corrections and to delete certain provisions related to employment agreements as conditions to consummation of the transactions contemplated pursuant to the Agreement.

      The foregoing description is qualified by reference to the Second Amended and Restated Agreement and Plan of
Reorganization and Merger dated August 20, 1996, attached hereto as Exhibit 2.1 and incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   EXHIBITS.

                2.1   Second Amended and Restated Agreement and
                      Plan of Reorganization and Merger dated
                      August 20, 1996.


                                     -2-

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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MID-PENINSULA BANCORP



Date:  August 21, 1996                 By: /s/ David L. Kalkbrenner
                                          ---------------------------
                                          David L. Kalkbrenner
                                          President and Chief
                                          Executive Officer


                                     -3-

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                                EXHIBIT INDEX


                                               Sequential
Exhibit No.          Description                Page No.
- -----------          -----------               ----------
   2.1       Second Amended and Restated          5-61
             Agreement and Plan of
             Reorganization and
             Merger dated August 20,
             1996